UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2015

Avanir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15803	33-0314804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Enterprise, Suite 400,

Aliso Viejo, California 92656

(Address of principal executive offices, including zip code)

(949) 389-6700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on December 1, 2014, Avanir Pharmaceuticals, Inc., a Delaware corporation (“Avanir” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Otsuka Pharmaceuticals Co., Ltd., a Japanese joint stock company (“Parent”), and Bigarade Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), pursuant to which Purchaser will merge with and into the Company (the “Merger”) with the Company continuing as the surviving corporation (the “Surviving Corporation”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer to acquire all of the issued and outstanding shares of the Company’s common stock, par value $0.0001 (the “Shares”) for a purchase price of $17.00 per Share, subject to any required withholding of taxes and without interest (the “Offer Price”), upon the terms and conditions set forth in the Offer to Purchase, dated December 12, 2014 (the “Offer to Purchase”), and in the Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase, as each may be amended and supplemented from time to time in accordance with the Merger Agreement, constitute the “Offer”).

The Offer and withdrawal rights expired at the end of the day, 12:00 midnight, New York City time, on January 12, 2015. American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), has advised Parent and Purchaser that, as of the expiration of the Offer, a total of 121,815,032 Shares had been validly tendered into and not validly withdrawn pursuant to the Offer (excluding Shares subject to guaranteed delivery procedures that were not validly tendered prior to the expiration date of the Offer) as of the expiration date, representing approximately 62.6% of the Shares outstanding as of such time. The number of Shares validly tendered and not withdrawn pursuant to the Offer constitutes a majority of the outstanding Shares and therefore satisfies the Minimum Condition (as defined in the Merger Agreement). All conditions to the Offer having been satisfied, Purchaser has accepted for payment and is promptly paying for all Shares validly tendered and not withdrawn prior to the expiration date of the Offer, and payment for such Shares has been made to the Depositary, which will act as agent for tendering Company stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering Company stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Following consummation of the Offer, all conditions to the Merger set forth in the Merger Agreement were satisfied, and on January 13, 2015, Parent completed its acquisition of the Company by consummating the Merger without a meeting of stockholders of the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time (other than Shares held (i) by Parent, Purchaser or the Company, which Shares have been canceled and extinguished, or (ii) by stockholders who validly exercise appraisal rights under Delaware law with respect to such Shares) was converted automatically into the right to receive the Offer Price. As a result, upon the Effective Time, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent.

In addition, (i) effective as of immediately prior to the Effective Time, the vesting of each outstanding Company stock option was accelerated in full and was automatically canceled and terminated as of the Effective Time and the holder thereof became entitled to receive an amount in cash, without interest and less the amount of any tax withholding, equal to the product of (A) the aggregate number of Shares that were issuable upon exercise of such Company stock option immediately prior to the Effective Time by (B) the Offer Price less the per share exercise price of the Company stock option, and (ii) effective as of immediately prior to the Effective Time, the vesting of each outstanding Company restricted stock unit was accelerated in full and was canceled and converted into the right to receive an amount in cash, without interest and less the amount of any tax withholding, equal to the product of (A) the aggregate number of Company Shares that were issuable upon settlement of the Company restricted stock unit immediately prior to the Effective Time by (B) the Offer Price.

The foregoing description of the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2014 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 13, 2015, Parent and the Company (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) halt trading in the Shares for January 13, 2015 and suspend trading of the Shares effective January 13, 2015 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, the directors of Purchaser at the Effective Time, as set forth below, became the directors of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, and each of Keith Katkin, Hans E. Bishop, David J. Mazzo, Ph.D., Craig A. Wheeler, Corinne H. Nevinny, Dennis G. Podlesak and Dr. Mark Corrigan, M.D. ceased serving as directors of the Company.

Biographical and other information with respect to the new directors of the Company is set forth below:

Hirotaka Noma	Director

Hisanori Maei	Director

Robert S. Sedor	Director

Information about Messrs. Noma, Maei and Sedor is contained in the Offer to Purchase dated December 12, 2014 and filed by Parent and Purchaser as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on December 12, 2014, as subsequently amended, which information is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, the Company’s certificate of incorporation was amended and restated in its entirety, effective as of the Effective Time. A copy of the Company’s amended and restated certificate of incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, the Company’s bylaws were amended and restated in their entirety, effective as of the Effective Time. A copy of the Company’s amended and restated bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On January 13, 2015, Otsuka Holdings Co., Ltd. issued a press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 1, 2014, by and among Otsuka Pharmaceutical Co., Ltd., Bigarade Corporation and Avanir Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Avanir Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Avanir Pharmaceuticals, Inc.

99.1	Press release issued by Otsuka Holdings Co., Ltd., dated January 13, 2015 (incorporated herein by reference to Exhibit (a)(5)(G) to Amendment No. 4 to the Schedule TO of Purchaser filed with the SEC on December 12, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANIR PHARMACEUTICALS, INC.

Date: January 13, 2015	By:	/s/ Christine G. Ocampo
	Name:	Christine G. Ocampo
	Title:	Vice President, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 1, 2014, by and among Otsuka Pharmaceutical Co., Ltd., Bigarade Corporation and Avanir Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2014).

3.1	Amended and Restated Certificate of Incorporation of Avanir Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Avanir Pharmaceuticals, Inc.

99.1	Press release issued by Otsuka Holdings Co., Ltd., dated January 13, 2015 (incorporated herein by reference to Exhibit (a)(5)(G) to Amendment No. 4 to the Schedule TO of Purchaser filed with the SEC on December 12, 2014).